Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G or 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them to such a statement on Schedule 13G or 13D with respect to the Class A Common Stock of Cumulus Media Inc. beneficially owned by each of them. Each of the undersigned hereby expressly authorizes each other party to file on its behalf any and all amendments to such statement. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G or 13D.

Dated: August 9, 2011

BLACKSTONE FC CAPITAL PARTNERS IV L.P.

By:  BMA IV FCC L.L.C., its general partner

By:  /s/ Stephen A. Schwarzman
    Name:   Stephen A. Schwarzman
    Title: Founding Member

BLACKSTONE FC CAPITAL PARTNERS IV-A L.P.

By:  BMA IV FCC L.L.C., its general partner

By:      /s/ Stephen A. Schwarzman
    Name:  Stephen A. Schwarzman
    Title:    Founding Member

BLACKSTONE FAMILY FCC L.L.C.

By:  BMA IV FCC L.L.C., its managing member

By:      /s/ Stephen A. Schwarzman
    Name:  Stephen A. Schwarzman
    Title:    Founding Member

BLACKSTONE PARTICIPATION FCC L.L.C.

By:  BMA IV FCC L.L.C., its managing member

By:      /s/ Stephen A. Schwarzman
    Name:  Stephen A. Schwarzman
    Title:    Founding Member

BLACKSTONE FC COMMUNICATIONS PARTNERS L.P.

By:  BCMA FCC L.L.C., is general partner

By:      /s/ Stephen A. Schwarzman
    Name:  Stephen A. Schwarzman
    Title:    Founding Member

BLACKSTONE COMMUNICATIONS FCC L.L.C.

By:  BCMA FCC L.L.C., its managing member

By:      /s/ Stephen A. Schwarzman
    Name:  Stephen A. Schwarzman
    Title:    Founding Member

BCMA FCC L.L.C.

By:      /s/ Stephen A. Schwarzman
    Name:  Stephen A. Schwarzman
    Title:    Founding Member

BMA IV FCC L.L.C.

By:      /s/ Stephen A. Schwarzman
    Name:  Stephen A. Schwarzman
    Title:    Founding Member

/s/ Stephen A. Schwarzman
STEPHEN A. SCHWARZMAN